Exhibit 10.21

Helpson Medical & Biotechnology Co., Ltd.

Date: Nov. 3, 2008 contract No. HPS200811-002 Signed at:

Arrival port: custom No.business No.

According to the related stipulation of "People's Republic of China Law of contract", after consulting unanimously, both sides sign this contract:

NO.	Name of Commodity ,Specifications	Unit	Quantity	Unit Price(RMB )	Total Amount (RMB)	Time of Shipment
Pusen OK 10Tablets	Box	60,000	9.60	576,000.00
Hepatocyte Growth-promoting Factor for Injection 20mg*10	Box	7200	32.00	230,400.00
Alginic Sodium Diester Injection 20ml:100mg*6	Box	8000	27.00	216,000.00
Bumetanide for Injection 1mg*10	Box	4320	54.00	233,280.00
Thymopolypetide Injection 2ml*10	Box	11217	19.40	217,609.80

Total Value( in letter ) ONE MILLION FOUR HUNDRED SEVENTY THREE THOUSAND TWO HUNDRED EIGHTY NINE ONLY
Buyer	Anhui Fuyang Xinte Pharmaceutical Company	Seller	Helpson Medical & Biotechnology Co., Ltd.
Address	Address	No.17,Jinpan RD , haikou , hainan , China
tax	tax	4	6	0	1	0	0	6	2	0	0	0	9	3	3	X
Bank &account No	Bank &account No	Commercial Bank Jinpan Branch 2201020119000024276
representative	representative
Telephone	Telephone	0898-66811911 66811828
Fax	Zip Code	Fax	0898-66819024	Zip code	570216

General TERMS:

1	Quality :The supplier provides the product guaranteed conforms to the national related drugs quality specification

2	Packing: Packing conforms to the national related laws and regulations requirement, conforms to the shipment requirement

3	Delivery Term: a\ by buyer b\ collection c\ by the third party

4	Destination: 1. Warehouse of supplier 2. the arrival station of railway/ship/road/air at suppliers’ location; 3. the station of railway/ship/road / air at the buyers’ location.

5	Transportation: 1.railway 2.road 3. ship 4. air

6	Transport expense: 1.paid by supplier 2. paid by buyer

7	Payment: 1. wire via bank 2. bill 3. check 4. cash 5. collection

8	Time of Payment: six months When the payment excesses the deadline, seller has the right to stop shipment.

9	Buyer should check at once at the arrival of the goods at the port of destination, , if having any claims, buyers should ask for certificate from shipper, fax the certificate to sellers within 7days.

10	The seller undertake the complete responsibility of quality of the drugs sold and assure the prompt goods supply, the non-quality reason does not permit to return goods

11	Violation responsibility: According to rules of "People's Republic of China Law of contract" and "Industry and mining Product Purchase and sale contract Rule"

12	The above third , fourth , fifth , sixth , seventh items which marked x are the execution way for both sides agrees

13	Disputes settlement : All the disputes will be settled under the plaintiff .locus people’s court.

14	Other items

(1)	Partial delivery and partial settlement was permitted for the cargo under this contract.

(2)	Only if in contract special regulation, buyer should make the payment to seller according to contract as soon as he receives the cargo, Nobody can draws the money or the cargo without a formal notice of seller.

(3)	Contract will be effective after signed by bilateral representatives.

(4)	If there is a lawsuit because of payment , the non-prevailing party will pay the legal fee , attorney fee and travel expense.